UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2006 (October 25, 2006)

LHC GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          On October 25, 2006, LHC Group, Inc. (the “Company”) issued a press release announcing that Keith Myers, President and CEO; and Barry Stewart, Sr. Vice President and CFO, will present at the CIBC World Markets 17th Annual Healthcare Conference, in New York City, on November 7, 2006.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 25, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ Barry E. Stewart
Barry E. Stewart
Senior Vice President and Chief Financial Officer

Dated: November 2, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated October 25, 2006, announcing that Keith Myers, President and CEO; and Barry Stewart, Sr. Vice President and CFO, will present at the CIBC World Markets 17th Annual Healthcare Conference, in New York City, on November 7, 2006.